As filed with the Securities and Exchange Commission on January 10, 2014

Registration No. 333-193009

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

DURECT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	94-3297098
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10260 Bubb Road

Cupertino, California 95014

(408) 777-1417

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

James E. Brown

Chief Executive Officer

DURECT Corporation

10260 Bubb Road

Cupertino, California 95014

(408) 777-1417

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Stephen B. Thau

Morrison & Foerster LLP

755 Page Mill Road

Palo Alto, CA 94304

(650) 813-5600

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, please check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 1 to the registration statement on Form S-3 (File No. 333-193009) of DURECT Corporation is being filed solely to amend Item 16 of Part II thereof and to file a revised exhibit 5.1 thereto. This Amendment No. 1 does not modify any provision of the base prospectus or the supplemental prospectus contained in Part I or Items 14, 15 or 17 of Part II of the registration statement. Accordingly, this Amendment No. 1 does not include a copy of the base prospectus or the supplemental prospectus.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules

(a)	The following exhibits are filed herewith or incorporated herein by reference:

Exhibit Number	Description

1.1	Sales Agreement, dated December 20, 2013, by and between the Company and Cantor Fitzgerald & Co.**

1.2	Form of Underwriting Agreement (for Common Stock)*

1.3	Form of Underwriting Agreement (for Preferred Stock)*

1.4	Form of Underwriting Agreement (for Debt Securities)*

3.1	Amended and Restated Certificate of Incorporation of the Company (1)

3.2	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.4 to our Post-Effective Amendment No. 1 to our Registration Statement on Form S-3, filed on July 1, 2010)

3.3	Amended and Restated Bylaws of the Company (1)

3.4	Amendment to Bylaws of the Company (incorporated by reference to Exhibit 3.8 to our Quarterly Report on Form 10-Q (File No. 000-31615) filed on August 5, 2011)

3.5	Certificate of Designation of Rights, Preferences and Privileges of Series A Participating Preferred Stock (2)

3.6	Certificate of Amendment to Certificate of Designation of Rights, Preferences and Privileges of Series A Participating Preferred Stock of DURECT Corporation (incorporated by reference to Exhibit 3.7 to our Quarterly Report on Form 10-Q (File No. 000-31615) filed on August 5, 2010)

4.1	Form of Common Stock Certificate (1)

4.2	Form of Preferred Stock Certificate*

4.3	Form of Common Stock Warrant Agreement (including warrant certificate)*

4.4	Form of Preferred Stock Warrant Agreement (including warrant certificate)*

4.5	Form of Unit Agreement (including form of unit certificate)*

4.6	Form of Indenture**

5.1	Opinion of Morrison & Foerster LLP

12.1	Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Dividend Requirements**

23.1	Consent of independent registered public accounting firm**

23.2	Consent of Counsel (included in Exhibit 5.1)

24.1	Powers of Attorney**

25.1	Form T-1 Statement of Eligibility under Trust Indenture Act of 1939 of Debt Trustee (to be filed prior to any issuance of Debt Securities) (3)

*	To be filed by amendment or by a Current Report on Form 8-K and incorporated herein by reference.
**	Previously filed.
(1)	Incorporated by reference to our Registration Statement on Form S-1, as amended (File No. 333-35316), originally filed with the SEC on April 20, 2000.
(2)	Incorporated by reference to our Registration Statement on Form 8-A (File No. 000-31615), filed with the SEC on July 10, 2001 (Exhibit A of Preferred Shares Rights Agreement).
(3)	To be filed in accordance with the requirements of Section 305(b)(2) of the Trust Indenture Act of 1939.

II-1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cupertino, State of California, on the 10th day of January, 2014.

DURECT CORPORATION.

By:	/s/ JAMES E. BROWN
James E. Brown President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

Signature	Title	Date

/S/ JAMES E. BROWN James E. Brown	President, Chief Executive Officer and Director (Principal Executive Officer)	January 10, 2014

* Felix Theeuwes	Chairman and Chief Scientific Officer	January 10, 2014

* Matthew J. Hogan	Chief Financial Officer (Principal Financial and Principal Accounting Officer)	January 10, 2014

* Simon X. Benito	Director	January 10, 2014

* Terrence F. Blaschke	Director	January 10, 2014

* Michael D. Casey	Director	January 10, 2014

* David R. Hoffmann	Director	January 10, 2014

* Armand P. Neukermans	Director	January 10, 2014

* Jon S. Saxe	Director	January 10, 2014

* Jay Shepard	Director	January 10, 2014

* By:	/S/ JAMES E. BROWN
James E. Brown Attorney-In-Fact

II-2

EXHIBIT INDEX

Exhibit Number	Description

1.1	Sales Agreement, dated December 20, 2013, by and between the Company and Cantor Fitzgerald & Co.**

1.2	Form of Underwriting Agreement (for Common Stock)*

1.3	Form of Underwriting Agreement (for Preferred Stock)*

1.4	Form of Underwriting Agreement (for Debt Securities)*

3.1	Amended and Restated Certificate of Incorporation of the Company (1)

3.2	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.4 to our Post-Effective Amendment No. 1 to our Registration Statement on Form S-3, filed on July 1, 2010)

3.3	Amended and Restated Bylaws of the Company (1)

3.4	Amendment to Bylaws of the Company (incorporated by reference to Exhibit 3.8 to our Quarterly Report on Form 10-Q (File No. 000-31615) filed on August 5, 2011)

3.5	Certificate of Designation of Rights, Preferences and Privileges of Series A Participating Preferred Stock (2)

3.6	Certificate of Amendment to Certificate of Designation of Rights, Preferences and Privileges of Series A Participating Preferred Stock of DURECT Corporation (incorporated by reference to Exhibit 3.7 to our Quarterly Report on Form 10-Q (File No. 000-31615) filed on August 5, 2010)

4.1	Form of Common Stock Certificate (1)

4.2	Form of Preferred Stock Certificate*

4.3	Form of Common Stock Warrant Agreement (including warrant certificate)*

4.4	Form of Preferred Stock Warrant Agreement (including warrant certificate)*

4.5	Form of Unit Agreement (including form of unit certificate)*

4.6	Form of Indenture**

5.1	Opinion of Morrison & Foerster LLP

12.1	Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Dividend Requirements**

23.1	Consent of independent registered public accounting firm**

23.2	Consent of Counsel (included in Exhibit 5.1)

24.1	Powers of Attorney**

25.1	Form T-1 Statement of Eligibility under Trust Indenture Act of 1939 of Debt Trustee (to be filed prior to any issuance of Debt Securities) (3)

*	To be filed by amendment or by a Current Report on Form 8-K and incorporated herein by reference.
**	Previously filed.
(1)	Incorporated by reference to our Registration Statement on Form S-1, as amended (File No. 333-35316), originally filed with the SEC on April 20, 2000.
(2)	Incorporated by reference to our Registration Statement on Form 8-A (File No. 000-31615), filed with the SEC on July 10, 2001 (Exhibit A of Preferred Shares Rights Agreement).
(3)	To be filed in accordance with the requirements of Section 305(b)(2) of the Trust Indenture Act of 1939.